 STB.68R June 16, 2000 South Coast Exploration Company Esenjay Exploration, Inc. Beta Oil "&"Gas, Inc. Kelley Oil Corporation Denbury Resources Inc. The Matagorda Company, L.L.C. Lannie Mecom 1981 Partnership Joe C. Richardson, Jr. Trust Coastal Sun Development, Inc. LMD Investments Ltd. LMD Petroleum Corporation Mr. John R. D'Anna Icarus, Inc. Xplor Energy Operating Company, Inc. Re: Starboard Area Terrebonne Parish, L O U I S I A N A Ladies and Gentlemen:

        This will evidence our latest Agreement relative to operations in the subject area. The parties to this Agreement are sometimes hereinafter referred to as “Parties” and sometimes individually by only a portion of their proper name.

1. Heretofore, certain of the Parties executed the following: (a)Exploration Agreement-Starboard dated February 19, 1996, as amended, hereinafter referred to as "Exploration Agreement-Starboard";

        (b)3-D Seismic Participation Agreement dated May 30, 1996, as amended, hereinafter referred to as “3-D Seismic Participation Agreement”;

        (c)Well Proposal dated September 22, 1998 for the No. 1 Landry Well, as amended, hereinafter referred to as the “Landry Well Proposal”.

2. 2.1 Concurrently with the execution of this Agreement:

        (a)The Parties to Exploration Agreement-Starboard are executing STB.101 Second Amendment - Exploration Agreement-Starboard, attached hereto as Exhibit “A”, to include Esenjay, Beta, Mecom, Richardson and Coastal Sun.

(b)The	Parties to the 3-D Seismic Participation Agreement are executing STB.102 Second Amendment -3-D Seismic Participation Agreement, attached hereto as Exhibit “B”, to include Esenjay, Beta, Mecom, Richardson and Coastal Sun, to change the non-consent penalty on Initial Test Wells so that the “consequence” for failure to participate in an Initial Test Well shall be the total forfeiture of all the non-participating parties’ interest in the Prospect Area for the well, in lieu of the “Farmout Terms”, and to revise the interests of Denbury, Kelley and the Frontier Group as to all depths.

(c)The	Parties to the 3-D Seismic Participation Agreement, as amended, are amending the Landry Well Proposal by deleting the Authority For Expenditure attached thereto, and in lieu thereof, inserting the Authority For Expenditure attached hereto as Exhibit “C”, hereinafter referred to as “AFE”.

(d)The	Parties to the 3-D Seismic Participation Agreement, as amended, are executing STB.74R Stipulation of Interest and Assignment attached hereto as Exhibit “D” to revise the interests of the Parties in recordable form.

(e)All	Parties are executing the Operating Agreement, attached hereto as Exhibit “E”, which designates Xplor as “Operator” and shall govern all operations on the following described Initial Well and the Contract Area delineated therein.

(f)All Parties agree to change the names of the No. 1 Landry Well and the Landry Well Proposal to the "No. 1 Cenac Well" and the "Cenac Well Proposal". (g)All Parties do hereby approve the AFE for the No. 1 Cenac Well.

2.2 In the event of a conflict between this Agreement and any of the Agreements or the AFE described in Article 1 or Section 2.1 above, the terms and provisions of this Agreement shall take precedence.

2.3 The terms capitalized in this Agreement shall have the same meanings ascribed to them in the 3-D Seismic Participation Agreement, including the Operating Agreement attached thereto, and the term “Initial Well” shall mean the No. 1 Cenac Well.

2.4 All Parties do hereby ratify, confirm and adopt the Cenac Well Proposal, as amended, and the Cenac Well Proposal shall remain in full force and effect.

3.

3.1 Heretofore, all Parties to the 3-D Seismic Participation Agreement, except Fina, elected to participate in the Initial Well, and Fina elected “No Participation” under Section 9.4 Election Options of the 3-D Seismic Participation Agreement. Any obligation due Fina within the entire Area of Mutual Interest-Starboard under the 3-D Seismic Participation Agreement shall be shared by the Parties as their interests appear in the Stipulation of Interest.

3.2 The following Parties, hereinafter referred to as “Non-Operators”, agree to assume and bear the cost, risk, expense and liability of drilling, evaluating, completing and equipping the Initial Well, subject to the provisions of this Agreement and the Operating Agreement, as follows:

         South Coast                                               25.500%
         Esenjay                                                   17.500%
         Beta                                                      15.894%
         Kelley                                                    14.000%
         Denbury                                                    9.500%
         Matagorda                                                  5.000%
         Mecom                                                      4.000%
         Richardson                                                 2.500%
         Coastal Sun                                                2.000%
         LMD Ltd.                                                   2.000%
         LMD Corp.                                                  2.000%
         D'Anna                                                      .006%
         Icarus                                                      .100%
                                                                  --------
                                                                  100.000%

3.3 All costs incurred for the acquisition of surface leases, subsurface right-of-way agreements, title opinions and curative, abstracts of title, and related expenses associated with the Initial Well, hereinafter referred to as “Pre-Drill Land Costs”, in the amount of $571,677, more or less, under the terms of that certain Letter Agreement dated October 27, 1998 between the Fina Group, Kelley and the Frontier Group, shall be shared as follows:

         South Coast                                              23.000%
         Esenjay                                                  30.000%
         Beta                                                     14.394%
         Kelley                                                   14.000%
         Denbury                                                   9.500%
         Matagorda                                                 5.000%
         Mecom                                                     2.000%
         LMD, Ltd.                                                 2.000%
         LMD Corp.                                                  -0-
         Richardson                                                 -0-
         Coastal                                                    -0-
         D'Anna                                                     .006%
         Icarus                                                     .100%
                                                                 --------
                                                                  100.000%

Heretofore, the Frontier Group paid Fina for 25.0% of the amount due, and Kelley and Denbury paid more than their share of the amount due. The amounts due Fina, adjusted for such under and overpayments, are reflected on the invoices accompanying this Agreement. With the execution of this Agreement, the Parties are delivering to Fina their checks for their respective share of Pre-Drill Land Costs.

All other Pre-Drill Land Costs incurred or accrued before February 28, 2000 have been billed, and all Pre-Drill Land Costs incurred or accrued subsequent to February 28, 2000 shall be billed to Non-Operators as their interests appear in the Initial Well.

3.4 Upon call by Operator, Non-Operators shall advance, to Operator, each Non-Operator’s share of the estimated dry hole cost of the Initial Well according to the AFE, in the following amounts:

         South Coast                                      $  941,236
         Esenjay                                          $  645,947
         Beta                                             $  586,666
         Kelley                                           $  516,758
         Denbury                                          $  350,657
         Matagorda                                        $  184,556
         Richardson                                       $   92,278
         Coastal Sun                                      $   73,822
         Mecom                                            $  147,645
         LMD, Ltd.                                        $   73,822
         LMD Corp.                                        $   73,822
         D'Anna                                           $      221
         Icarus                                           $    3,691
                                                          ----------
                                                          $3,691,121

3.5 Operator shall open an interest bearing account at a bank of Operator’s choice in Houston with the deposit of the estimated dry hole cost of the Initial Well advanced by Non-Operators under Section 3.4 above so that such funds shall not be commingled with any of Operator’s other funds. Bank records and statements pertaining to the account shall be made available to Non-Opertors at all reasonable times. Interest earned shall be owned by Non-Operators as their interests appear in the Initial Well.

4.

4.1 On or before August 15, 2000, subject to events of force majeure, receipt by Operator of the estimated dry hole cost of the well and availability of a suitable drilling rig at the drill site location, Operator shall commence operations for drilling of the Initial Well from a surface location in Sections 63 and 64, Township 20 South, Range 18 East, having Lambert Plane Coordinate values of X = 2,223,867 and Y = 250,255, to a bottom hole location in Section 68, having Lambert Plane Coordinate values of X = 2,221,328 and Y = 247,616. Operator shall thereafter drill said well with due diligence and in a workmanlike manner to:

(a)a total vertical depth of 15,000.0 feet below the surface, or
(b)a	depth, in route to the depth and bottom hole location described above, sufficient to drill through and fully evaluate that certain sand or formation encountered between the depths of 15,320.0 feet and 15,485.0 feet in the Placid Oil Company No. B-5 Louisiana Land and Exploration Company Well located in Section 23, Township 20 South, Range 18 East, hereinafter referred to as “Duval Sand”, or

(c)a	depth at which mechanical difficulty, loss of circulation, water flow, abnormal pressure, heaving shale, salt or other conditions are encountered which make drilling abnormally difficult or hazardous, causes sticking of drill pipe or casing or any other similar difficulties which preclude drilling ahead under normal procedures, hereinafter referred to as “Gulf Coast Conditions”, whichever is the lesser depth, hereinafter referred to as "Objective Depth".

4.2 At such time as the Initial Well has been drilled to the Objective Depth, Operator will run a Dual Induction or other equivalent open hole electrical log from the total depth drilled to the bottom of the surface casing, and such other methods and tools of evaluation that will ensure a proper evaluation of all formations in the well indicating hydrocarbons, if under the then existing conditions, such methods of evaluation are prudent, hereinafter referred to as “First Completion Point”.

4.3 Within 48 hours following First Completion Point, Non-Operators shall elect to: (a)deepen the well to: (i) a depth of 16,100.0 feet below the surface, or

        (ii)a depth sufficient to drill through and fully evaluate that certain sand or formation encountered between the depths of 16,280.0 feet and 16,400.0 feet in the said Placid Oil Company No. B-5 Louisiana Land and Exploration Company Well, hereinafter referred to as “Dularge Sand”, or

(iii) a depth at which Gulf Coast Conditions are encountered,
and	run an electric log over the unlogged portion of the hole and such other methods and tools of evaluation to ensure a proper evaluation of all formations in the well indicating hydrocarbons, if under the then existing conditions, such methods of evaluation are prudent, hereinafter referred to as “Second Completion Point”, or

(b)complete the well as an oil or gas well, or (c)sidetrack the well, or (d) plug and abandon the well.

4.4 At First Completion Point, an election by any Non-Operator or Non-Operators owning or representing more than 50.0% interest in the Initial Well to deepen the well shall take precedence over an election to complete the well as an oil or gas well, which shall take precedence over an election to sidetrack the well, which shall take precedence over an election to plug and abandon the well.

4.5 At Second Completion Point, an election by any Non-Operator or Non-Operators owning or representing more than 50.0% interest in the Initial Well to complete the well as an oil or gas well shall take precedence over an election to deepen the well, which shall take precedence over an election to sidetrack the well, which shall take precedence over an election to plug and abandon the well.

4.6 At First or Second Completion Point, an election by any Non-Operator or Non-Operators owning or representing more than 50.0% interest in the Initial Well to complete in a deeper sand or formation shall take precedence over an election to complete in a shallower sand or formation.

4.7 At First or Second Completion Point, if less than all Non-Operators elect to deepen, sidetrack or complete the Initial Well, Article VI B. 2. of the Operating Agreement shall not apply to such operations and the non-consenting Non-Operators shall immediately assign, to the consenting Non-Operators, the following rights of the non-consenting Non-Operators in the Initial Well and all Oil and Gas Leases within the Contract Area for the Operating Agreement:

        (a)In the event of an election to deepen, all rights below the total depth logged in the Initial Well at the time of election.

        (b)In the event of an election to sidetrack, all rights below the stratigraphic equivalent of the total depth logged in the Initial Well at the time of election.

(c)In the event of an election to complete, all rights to all depths.

Provided, however, Mecom and LMD shall not forfeit their interest in 6,800.0 foot RA SUA and D’Anna shall not forfeit his interest in 7,320.0 foot RA SUA above the base of the Unit Sands for said units.

4.8 All operations on the Initial Well, after completion as an oil or gas well or plugged and abandoned as a dry hole, shall be subject to the Operating Agreement.

5.

5.1 Heretofore, the Frontier Group elected to participate in those certain Letter Agreements dated October 26 and 30, 1996 between South Oak Production Company, et al and Jolen Operating Company, et al and Fina. The Fina Group, Kelley and the Frontier Group disagree as to the consideration charged by Fina for 3-D seismic associated with such Agreements.

5.2 If the Initial Well is completed as a dry hole, the amount heretofore paid by the Frontier Group satisfies all obligations and that the matter is settled. If the Initial Well is completed as an oil or gas well, the Fina Group, Kelley and the Frontier Group agree to submit the matter to arbitration, unless such Parties can mutually agree on an amount to satisfy the matter within one hundred eighty (180) days following completion of said well.

Signature Page 12 to STB.68R 6.

6.1 This Agreement may be executed in counterparts and each executed counterpart shall be deemed an original and the signature pages of each counterpart may be compiled to form one original and shall have the same effect as if one original had been executed by all Parties.

6.2 This Agreement shall be binding upon those Parties that sign a counterpart, whether or not all Parties sign a counterpart.

* * *

        If the foregoing correctly reflects your understanding of our Agreement, kindly sign one copy in the space provided below and return the same to Polaris Exploration Corporation on or before August 1, 2000.

EXECUTED this _____ day of July, 2000. SOUTH COAST EXPLORATION COMPANY By:________________________ Name: Title: EXECUTED this _____ day of July, 2000. ESENJAY EXPLORATION, INC. By:________________________ Name: Title: EXECUTED this _____ day of July, 2000. BETA OIL "&" GAS, INC. By:________________________ Steve Antry President EXECUTED this _____ day of July, 2000. KELLEY OIL CORPORATION By:________________________ Dennis D. Ritter, Jr. Attorney-in-Fact EXECUTED this _____ day of July, 2000. DENBURY RESOURCES INC. By:________________________ Lynda F. Perrard Vice President, Land EXECUTED this _____ day of July, 2000. THE MATAGORDA COMPANY, L.L.C. By:________________________ H. C. Ferguson, Jr. President EXECUTED this _____ day of July, 2000. JOE C. RICHARDSON, JR. TRUST By:________________________ Joe C. Richardson, Jr. Trustee EXECUTED this _____ day of July, 2000. COASTAL SUN DEVELOPMENT, INC. By:________________________ R. B. Ferguson President EXECUTED this _____ day of July, 2000. LANNIE MECOM 1981 PARTNERSHIP, By:_________________________ Lannie Mecom General Partner EXECUTED this _____ day of July, 2000. LMD INVESTMENTS LTD. By:________________________ Betsy Mecom General Partner EXECUTED this _____ day of July, 2000. LMD PETROLEUM CORPORATION By: Los Corralitos, Inc. By:________________________ Betsy Mecom President EXECUTED this _____ day of July, 2000.

__________ John R. D'Anna EXECUTED this _____ day of July, 2000. ICARUS, INC. By:__________________________ Name: Title: EXECUTED this _____ day of July, 2000. XPLOR ENERGY OPERATING COMPANY, INC. By:________________________ Name: Title: EXECUTED this _____ day of July, 2000. POLARIS EXPLORATION CORPORATION By:________________________ Ken Savage Vice President